Exhibit 99.1
Stanley Black & Decker Reports 4Q And Full Year 2022 Results

Full Year 2022 Revenues of $16.9 Billion, Up 11% Versus Prior Year, Led by Outdoor Power Equipment Acquisitions, Industrial Segment Growth and Price Realization

Global Cost Reduction Program on Track, and Delivered $200 Million in Pre-Tax Savings in the Second Half of 2022

Fourth Quarter Inventory Reduction of $500 Million Supported Over $500 Million of Free Cash Flow* Generation in the Period

New Britain, Connecticut, February 2, 2023 … Stanley Black & Decker (NYSE: SWK) today announced fourth quarter and full year 2022 financial results.

•Full Year Revenues Of $16.9 Billion, Up 11% Versus Prior Year Led by Strategic Outdoor Acquisitions, Industrial Segment Growth and Price Realization
•Fourth Quarter Revenues Were $4.0 Billion, In-line With The Prior Year
•Full Year Diluted GAAP EPS Was $1.06; Excluding Charges, Full Year Adjusted Diluted EPS* Was $4.62
•Fourth Quarter Diluted GAAP EPS Was ($0.72); Excluding Charges, Fourth Quarter Adjusted Diluted EPS* Was ($0.10), A Result Of Prioritizing Inventory Reduction And Cash Generation
•Fourth Quarter Free Cash Flow* Was $520 Million Which Contributed To $0.5 Billion of Debt Reduction in the Period
•Recently Appointed Patrick Hallinan To EVP & CFO And John Lucas To SVP & CHRO
•Guiding 2023 Full Year Diluted GAAP EPS Of ($1.65) to $0.85 And Adjusted Diluted EPS* Of $0.00 to $2.00; Free Cash Flow* Expected To Approximate $0.5 Billion - $1.0 Billion

Donald Allan, Jr., Stanley Black & Decker's President & CEO, commented, “In the fourth quarter we took another meaningful step forward on our journey to streamline and optimize Stanley Black & Decker. We continued to focus on advancing our simplification and transformation strategy and in the second half of 2022 we improved customer fill rates, reduced inventories by approximately $800 million, and realized $200 million in efficiency benefits from our leaner organizational structure as well as enhanced cost controls.

*Non-GAAP Financial Measure As Further Defined On Page 6

Exhibit 99.1
“Our transformation strategy has positioned us as a more focused company, centered around our core market leadership positions in Tools & Outdoor as well as Industrial, and is built upon the strength of our people and culture. We enter 2023 prepared for a challenging demand environment, however we hold a positive long-term view for our key markets and we have a clear roadmap forward. To support these efforts, we are investing behind our strong, iconic brands, innovation model, electrification and commercial activation, all aimed at accelerating share gain. While we recognize there is much more work ahead, I am confident that our strategy and priorities are positioning the Company for strong, sustainable long-term growth, cash flow generation, profitability and shareholder return.”

The Company’s primary areas of strategic focus are:

•Continuing to advance innovation, electrification and global market penetration to achieve organic growth of 2-3x the market
•Streamlining and simplifying the organization, as well as shifting resources to prioritize investments that we believe have a positive and more direct impact for our customers and end users
•Returning gross margins to historical 35%+ levels by accelerating the operations and supply chain transformation to improve fill rates and better match inventory with customer demand
•Prioritizing cash flow generation and inventory optimization

The Company's results represent continuing operations and exclude the Security divestiture completed in July 2022. Supplementary historical financial information reflecting the Security divestiture recorded in discontinued operations is available on the investor section of the website or can be accessed directly through the following link: Supplemental Historical Financial Information.

4Q’22 Key Points:

•Net sales for the quarter were $4.0 billion, flat versus prior year as strategic outdoor power equipment acquisitions (+7%) and price realization (+7%), were offset by lower volume (-10%), currency (-3%) and the previously announced Oil & Gas divestiture (-1%).

•Inventory at the end of the quarter was $5.9 billion, down approximately $500 million from the prior quarter and down $775 million in the second half, a reflection of improving supply chain conditions and benefits from our planned production curtailments.

•Gross margin for the quarter was 18.9%. Adjusted gross margin* was 19.5%, down 950 basis points from prior year, as price realization was more
*Non-GAAP Financial Measure As Further Defined On Page 6

Exhibit 99.1
than offset by commodity inflation, lower volumes, and higher supply chain costs, including the impact of planned production curtailments. The impact from production curtailments and destocking high-cost inventory reduced gross margin by approximately 6 to 7 points.

•SG&A expenses were 19.0% of sales for the quarter. Excluding charges, fourth quarter adjusted SG&A expenses* were 18.3% of sales, down 180 basis points versus prior year due to the successful implementation of cost control actions.

•The tax rate was a benefit for the quarter reflecting the impact of discrete tax benefits.

4Q’22 Segment Results

($ in M)
	Sales	Profit	Charges[1]	Profit Ex- Charges*	Profit Rate	Profit Rate Ex- Charges*

Tools & Outdoor	$3,383	$3.4	$29.8	$33.2	0.1%	1.0%

Industrial	$604	$68.2	$1.4	$69.6	11.3%	11.5%
1 See Acquisition-Related And Other Charges On Page 5

•Tools & Outdoor net sales were in-line with 4Q’21 as higher sales related to the December 2021 outdoor acquisitions (+8%) and improved price realization (+7%) were offset by lower volume (-12%) and currency (-3%). The overall organic* decline (-5%) was a result of lower consumer and DIY market demand. Regional year-over-year organic* revenue included: Emerging markets (+1%), Europe (-3%), and North America (-7%). U.S. retail point-of-sale demand for the quarter was similar to demand levels from the third quarter, supported by price increases and professional demand. The Tools & Outdoor segment profit rate*, excluding charges, was 1.0%. The segment profit rate*, excluding charges, declined from 11.4% in fourth quarter 2021 as the benefit from price realization was more than offset by commodity inflation, higher supply chain costs, production curtailment costs and lower volume.

•Industrial net sales were down 1% versus fourth quarter 2021 as price (+9%) and volume (+1%) were more than offset by currency (-5%) and the Oil & Gas divestiture (-6%). Engineered Fastening organic* revenues were up 9%, with double digit growth in the aerospace and automotive markets
*Non-GAAP Financial Measure As Further Defined On Page 6

Exhibit 99.1
which was partially offset by industrial markets. Attachment Tools organic* revenues were up 18%, with a backlog above 2019 levels. The Industrial segment profit rate*, excluding charges, was 11.5%, up 220 basis points versus prior year, as volume growth and price realization were partially offset by commodity inflation and higher supply chain costs.

Global Cost Reduction Program Update

The Company advanced a series of initiatives designed to generate cost savings through corporate simplification and inventory reduction, with the ultimate objective of driving long-term growth, improving profitability and generating strong cash flow. These initiatives are expected to optimize the cost base and fund investments to accelerate growth in the core businesses. The execution of these initiatives remains on track and the Company expects these initiatives to generate cost savings of approximately $1 billion by the end of 2023 and grow to approximately $2 billion by 2025.

During the fourth quarter, the Company realized $135 million of savings primarily from lower headcount and indirect spend reductions. In 2022 the Company’s global cost reduction program realized a total of $200 million in savings towards its stated goals. In addition, the Company reduced inventory by approximately $500 million sequentially versus the prior quarter and expects further inventory and working capital reductions to support free cash flow generation in 2023.

2023 Outlook

Corbin Walburger, Interim CFO, commented, "We made tangible progress executing our plan in the fourth quarter, including substantially reducing inventory and generating over $500 million of free cash flow. As we execute in 2023, we are prepared to navigate a range of demand possibilities, while delivering on our business transformation. Consistent with the plan we outlined last year, we expect the impact of targeted production curtailments will continue to weigh on margins through the first half of 2023 as we prioritize cash generation to position the Company for gross margin expansion and enhanced balance sheet strength. We are confident that by executing on our core priorities we are positioning the Company for long-term value creation.”

Management expects 2023 EPS to be in the range of ($1.65) to $0.85 on a GAAP basis, and between $0.00 to $2.00 on an adjusted basis. The band reflects the wider range of 2023 demand possibilities and destocking scenarios with an EPS loss expected in the front half as the Company prioritizes free cash flow generation. These scenarios will be discussed in more detail on today’s earnings call. Free cash flow is expected to approximate $0.5 billion to $1.0 billion, significantly ahead of net income, as the Company focuses on serving its
*Non-GAAP Financial Measure As Further Defined On Page 6

Exhibit 99.1
customers while leveraging the SBD Operating Model to drive working capital efficiency.

The difference between 2023 GAAP and adjusted EPS guidance is approximately $1.15 to $1.65, consisting of integration-related charges and other charges primarily due to supply chain transformation under the Global Cost Reduction Program.

Acquisition-Related And Other Charges

Total pre-tax acquisition-related and other charges in the fourth quarter of 2022 were $54.0 million, primarily related to supply chain transformation and integration-related costs. Gross profit included $24.5 million of these charges while SG&A included $27.2 million. Other, net included $2.3 million of these charges.

Earnings Webcast

The Company will host a webcast with investors today, February 2, 2023, at 8:00 am ET. A slide presentation, which will accompany the call, will be available on the "Investors" section of Stanley Black & Decker's website at www.stanleyblackanddecker.com/investors and will remain available after the call. The call will be available through a live, listen-only webcast or teleconference. Links to access the webcast, register for the teleconference, and view the accompanying slide presentation will be available on the "Investors" section of Stanley Black & Decker's website, www.stanleyblackanddecker.com/investors under the subheading "News & Events." A replay will also be available two hours after the call and can be accessed on the “Investors” section of Stanley Black & Decker’s website.

About Stanley Black & Decker

Headquartered in the USA, Stanley Black & Decker (NYSE: SWK) is a worldwide leader in tools and outdoor operating manufacturing facilities worldwide. Guided by its purpose – for those who make the world – the company's more than 50,000 diverse and high-performing employees produce innovative, award-winning power tools, hand tools, storage, digital tool solutions, lifestyle products, outdoor products, engineered fasteners and other industrial equipment to support the world's makers, creators, tradespeople and builders. The company's iconic brands include DEWALT®, BLACK+DECKER®, CRAFTSMAN®, STANLEY®, CUB CADET®, HUSTLER® and TROY-BILT®. Recognized for its leadership in environmental, social and governance (ESG), Stanley Black & Decker strives to be a force for good in support of its communities, employees, customers and other stakeholders. To learn more visit: www.stanleyblackanddecker.com.

*Non-GAAP Financial Measure As Further Defined On Page 6

Exhibit 99.1

Investor Contacts:

Dennis Lange
Vice President, Investor Relations
dennis.lange@sbdinc.com
(860) 827-3833

Cort Kaufman
Senior Director, Investor Relations
cort.kaufman@sbdinc.com
(860) 515-2741

Christina Francis
Director, Investor Relations
christina.francis@sbdinc.com
(860) 438-3470

Media Contacts:

Debora Raymond
Vice President, Public Relations
debora.raymond@sbdinc.com
(203) 640-8054

Non-GAAP Financial Measures
Organic sales growth, or organic growth, is defined as the difference between total current and prior year sales less the impact of companies acquired and divested in the past twelve months and any foreign currency impacts divided by prior year sales. Operating profit is defined as sales less cost of sales and selling, general and administrative expenses. Operating margin is operating profit as a percentage of sales. Operating profit and operating margin are shown both inclusive and exclusive of acquisition-related and other charges. Management uses operating profit and operating margin as key measures to assess the performance of the Company as a whole, as well as the related measures at the segment level. Diluted EPS, excluding charges, or adjusted EPS, is diluted GAAP EPS excluding the impacts of acquisition-related and other charges. Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important indicator of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items. Free cash flow conversion is defined as free cash flow divided by net income. The Non-GAAP statement of operations and business segment information is reconciled to GAAP on pages 12 through 15. The Company considers the use of the Non-GAAP financial measures above relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

*Non-GAAP Financial Measure As Further Defined On Page 6

Exhibit 99.1

CAUTIONARY STATEMENTS
Under the Private Securities Litigation Reform Act of 1995

This document contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including, but not limited to, any projections or guidance of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include, among others, the words "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate" or any other similar words.

Although the Company believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements. The Company's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in the Company's filings with the Securities and Exchange Commission.

Important factors that could cause the Company's actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in its forward-looking statements include, among others, the following: (i) successfully developing, marketing and achieving sales from new products and services and the continued acceptance of current products and services; (ii) macroeconomic factors, including global and regional business conditions (such as Brexit), commodity prices, inflation and deflation, and currency exchange rates; (iii) laws, regulations and governmental policies affecting the Company's activities in the countries where it does business, including those related to tariffs, taxation, data privacy, anti-bribery, anti-corruption, government contracts and trade controls such as section 301 tariffs and section 232 steel and aluminum tariffs; (iv) the economic, political, cultural and legal environment of emerging markets, particularly Latin America, Russia, China and Turkey; (v) realizing the anticipated benefits of mergers, acquisitions, joint ventures, strategic alliances or divestitures, including the divestitures of the Security and Oil & Gas businesses; (vi) pricing pressure and other changes within competitive markets; (vii) availability and price of raw materials, component parts, freight, energy, labor and sourced finished goods; (viii) the impact the tightened credit markets and any discontinuation, reform or replacement of LIBOR and other benchmark rates may have on the Company or its customers or suppliers; (ix) the extent to which the Company has to write off accounts receivable or assets or experiences supply chain disruptions in connection with bankruptcy filings by customers or suppliers; (x) the Company's ability to identify and effectively execute productivity improvements and cost reductions; (xi) potential business and distribution disruptions, including those related to physical security threats, information technology or cyber-attacks, epidemics, pandemics, sanctions, political unrest, war, terrorism or natural disasters; (xii) the continued consolidation of customers, particularly in consumer channels and the Company’s continued reliance on significant customers; (xiii) managing franchisee relationships; (xiv) the impact of poor weather conditions and climate change; (xv) maintaining or improving production rates in the Company's manufacturing facilities, responding to significant changes in customer preferences, product demand and fulfilling demand for new and existing products, and learning, adapting and integrating new technologies into products, services and processes; (xvi) changes in the competitive landscape in the Company's markets; (xvii) the Company's non-U.S. operations, including sales to non-U.S. customers; (xviii) the impact from demand changes within world-wide markets associated with homebuilding and remodeling; (xix) potential adverse developments in new or pending litigation and/or government investigations; (xx) the incurrence of debt and changes in the Company's ability to obtain debt on commercially reasonable terms and at competitive rates; (xxi) substantial pension and other postretirement benefit obligations; (xxii) potential regulatory liabilities, including environmental, privacy, data breach, workers compensation and product liabilities; (xxiii) attracting and retaining key employees, managing a workforce in many jurisdictions, labor shortages, work stoppages or other labor disruptions; (xxiv) the Company's ability to keep abreast with the pace of technological change; (xxv) changes in accounting estimates; (xxvi) the Company’s ability to protect its intellectual property rights and associated reputational impacts; (xxvii) the continuing impact of the COVID-19 pandemic; and (xxviii) the Company’s ability to implement, and achieve the expected benefits (including cost savings and reduction in working capital) from its Global Cost Reduction Program including: continuing to advance innovation, electrification and global market penetration to achieve organic growth of 2-3 times the market; streamlining and simplifying the organization, as well as shifting resources to prioritize investments believed to have a positive and more direct impact to customers; accelerating the operations and supply chain transformation to improve fill rates and better match the needs of its customers while improving gross margins back to historical 35%+ levels; prioritizing cash flow generation and inventory optimization; leveraging strategic sourcing and contract manufacturing; consolidating facilities and optimizing the distribution network; executing the SBD Operating Model to deliver operational excellence through efficiency, simplified organizational design and inventory optimization; and platforming products.

Additional factors that could cause actual results to differ materially from forward-looking statements are set forth in the Annual Report on Form 10-K and in the Quarterly Report on Form 10-Q, including under the headings "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in the Consolidated Financial Statements and the related Notes.

Forward-looking statements in this press release speak only as of the date hereof, and forward-looking statements in documents attached that are incorporated by reference speak only as of the date of those documents. The Company does not undertake any obligation or intention to update or revise any forward-looking statements, whether as a result of future events or circumstances, new information or otherwise, except as required by law.
*Non-GAAP Financial Measure As Further Defined On Page 6